Exhibit 99.1

Flowserve Corporation Provides Update on the 2022 Third Quarter

  Third quarter earnings per share (“EPS”) expected to be negatively impacted by approximately 18 to 22 cents due to certain unanticipated, period-specific issues
  Continue to expect bookings to exceed $1 billion for the third consecutive quarter based on supportive traditional and energy transition end-markets
  Diversify, Decarbonize and Digitize (“3D”) strategy has accelerated bookings growth
  Global supply chain environment continues to stabilize, positioning the company to deliver significant sequential improvement in Fourth Quarter results
  Flowserve will provide updates to its full year target range metrics as part of its Third Quarter 2022 earnings release

DALLAS--(BUSINESS WIRE)--September 13, 2022--Flowserve Corporation (NYSE: FLS), a leading provider of flow control products and services for the global infrastructure markets, today provided an update regarding the company’s expected results for the third quarter ending September 30, 2022.

  Flowserve implemented a new enterprise resource planning (“ERP”) system early in the third quarter at certain of its high-volume manufacturing and quick response centers in North America intended to significantly enhance operations and customer experience, and to replace the prior unsupported, legacy system. While most of the company’s ERP transitions since 2017 have gone live without operational disruption, the company experienced challenges with this implementation during the first two months of the third quarter that negatively impacted volumes. Flowserve has taken actions to resolve these issues and as a result, the impacted facilities are nearing normal operating levels. Flowserve expects that it will largely recover this quarter’s lost volumes in future periods, however it currently anticipates this issue will reduce EPS in the quarter by 10 to 12 cents.
  Additionally, the company expects to incur certain unanticipated increases in corporate expenses, including Flowserve’s annual adjustment for incurred but not reported liability accruals that the company undertakes annually in conjunction with a third-party actuarial consultant. These corporate expenses are expected to impact the company’s results by 8 to 10 cents per share in the 2022 third quarter.

“These period specific events are expected to negatively impact our reported and adjusted EPS by 18 to 22 cents in the 2022 third quarter,” said Scott Rowe, Flowserve’s president and chief executive officer. “While we are disappointed by these developments, we have confidence that the impact will be largely limited to the third quarter. With respect to the ERP implementation, we have allocated substantial resources to resolve the issues and return the impacted facilities to their traditional production levels. The progress we have made in the past few weeks is significant, which should ensure that the impact to Flowserve and our customers is largely behind us.”

“Despite these challenges, Flowserve has continued to see robust bookings momentum thus far in the quarter, positioning the company to potentially achieve the highest quarterly bookings by value thus far in 2022,” Rowe continued. “The fundamentals of the business are strong, and our traditional end-markets remain supportive, as energy independence and energy security have become national priorities almost globally. In addition, our 3D strategy has proven successful to date and has provided accelerated bookings growth. We expect these trends to continue in future quarters based on the current market environment and that this strength will result in improving financial performance.”

Flowserve will provide updates to its full year target range metrics, as needed, when it reports its Third Quarter 2022 earnings, currently expected to occur in the last full week of October. As previously announced on September 9, 2022, Flowserve will participate in certain investor conferences this week.

About Flowserve

Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 50 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s Web site at www.flowserve.com.

Safe Harbor Statement: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, "may," "should," "expects," "could," "intends," "plans," "anticipates," "estimates," "believes," "forecasts," "predicts" or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: the impact of the global outbreak of COVID-19 on our business and operations; a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; changes in global economic conditions and the potential for unexpected cancellations or delays of customer orders in our reported backlog; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; if we are not able to successfully execute and realize the expected financial benefits from our strategic transformation and realignment initiatives, our business could be adversely affected; risks associated with cost overruns on fixed-fee projects and in taking customer orders for large complex custom engineered products; the substantial dependence of our sales on the success of the oil and gas, chemical, power generation and water management industries; the adverse impact of volatile raw materials prices on our products and operating margins; economic, political and other risks associated with our international operations, including military actions, trade embargoes, epidemics or pandemics or changes to tariffs or trade agreements that could affect customer markets, particularly North African, Russian and Middle Eastern markets and global oil and gas producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; increased aging and slower collection of receivables, particularly in Latin America and other emerging markets; our exposure to fluctuations in foreign currency exchange rates, including in hyperinflationary countries such as Venezuela and Argentina; our furnishing of products and services to nuclear power plant facilities and other critical processes; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; expectations regarding acquisitions and the integration of acquired businesses; our relative geographical profitability and its impact on our utilization of deferred tax assets, including foreign tax credits; the potential adverse impact of an impairment in the carrying value of goodwill or other intangible assets; our dependence upon second-party suppliers whose failure to perform timely could adversely affect our business operations; the highly competitive nature of the markets in which we operate; environmental compliance costs and liabilities; potential work stoppages and other labor matters; access to public and private sources of debt financing; our inability to protect our intellectual property in the U.S., as well as in foreign countries; obligations under our defined benefit pension plans; our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud; the recording of increased deferred tax asset valuation allowances in the future or the impact of tax law changes on such deferred tax assets could affect our operating results; our information technology infrastructure could be subject to service interruptions, data corruption, cyber-based attacks or network security breaches, which could disrupt our business operations and result in the loss of critical and confidential information; ineffective internal controls could impact the accuracy and timely reporting of our business and financial results; and other factors described from time to time in our filings with the Securities and Exchange Commission.

All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance. Throughout our materials we refer to non-GAAP measures as “Adjusted.” Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

Contacts

Flowserve Contacts
Investor Contacts:
Jay Roueche, Vice President, Investor Relations & Treasurer (972) 443-6560
Mike Mullin, Director, Investor Relations (214) 697-8568

Media Contact:
Morgan Contreras, Director, Corporate Communications (214) 476-0084